                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 31, 2002
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                                 WHX CORPORATION
             (Exact name of registrant as specified in its charter)

     Delaware                            1-2394                13-3768097
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(State or other jurisdiction             (Commission         (IRS Employer
 of incorporation)                       File Number)        Identification No.)

                 110 East 59th Street, New York, New York 10022
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                     Address of principal executive offices

Registrant's telephone number, including area code: (212) 355-5200
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                                       N/A
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         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
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            WHX Corporation  announced today the closing on July 31, 2002 of the previously  announced  sale of all of its  shares of  capital  stock of  Unimast
Incorporated,  its wholly-owned subsidiary, to Worthington Industries,  Inc. for
$95 million in cash.

Item 7.     Financial Statements and Exhibits.
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            (c)   Exhibits
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                  Exhibit No.   Exhibits
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                  99.1          Press Release of WHX Corporation dated August 1,
                                2002.

                                    SIGNATURE
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             WHX CORPORATION

Dated: August 1, 2002                        By:    /s/ Robert K. Hynes
                                                    ----------------------------
                                             Name:  Robert K. Hynes
                                             Title: Vice President - Finance